Exhibit 99.1

Encore Capital Group, Inc. NASDAQ: ECPG February 18, 2004 Presentation to Roth Capital Partners' 16th Annual Growth Stock Conference

Forward-Looking Statements Certain Statements in This Presentation Constitute "Forward-looking Statements" Within the Meaning of the Private Securities Litigation Reform Act of 1995. Such Statements Involve Risks, Uncertainties and Other Factors Which May Cause Actual Results, Performance or Achievements of the Company and Its Subsidiaries to Be Materially Different From Any Future Results, Performance or Achievements Expressed or Implied by Such Forward-looking Statements. For a Discussion of These Factors, We Refer You to the Company's Annual Report on Form 10-K As of and for the Year Ended December 31, 2002. In Light of the Significant Uncertainties Inherent in the Forward-Looking Statements Included Herein, the Inclusion of Such Information Should Not Be Regarded As a Representation by the Company or by Any Other Person or Entity That the Objectives and Plans of the Company Will Be Achieved.

Encore Capital Group, Inc 50 Year Old Purchaser of Consumer Debt Present Management Team Took Over in Mid-2000 Unique Business Model Excellent Results Strong Drivers for Growth

Compelling Fundamentals "America's appetite for borrowing money bloats U.S. consumer debt to a record high almost every month. As of September, the tab stood at $2 trillion and was spurting at an annual rate of 10 percent. Through good times and bad, spending tomorrow's dollars today never goes out of fashion." Source: Credit and Collections Daily - November 24, 2003 Source: Federal Reserve Board, September 2003 Consumer Credit Charge- Off Rates 1990 793.1 1991 788.3 1992 781.2 1993 810.73 1994 960.7 1995 1096 1996 1182.4 1998 1400 0.0534 1999 1519 0.0462 2000 1693 0.0526 2001 1817 0.0634 2002 1895 0.0544 Sept '03 1972 0.05299 $ in billions Non-mortgage consumer debt and charge-off rates

Competitive Advantage Account Level Analytics Multiple Collection Strategies Sophisticated Account Management System

Business Drivers Buy Right Collect Well Manage Expenses Challenge Everything Demand Professional and Ethical Behavior

Basic Business Model This Is How We Make Money Representative Data Only; Not Actual Portfolio Results

Portfolio Purchases = Raw Material Total Portfolio Purchases Through September 30, 2003 7 Million Accounts With $11.8 Billion Face This Management Has Bought Through September 30, 2003 4.4 Million Accounts With $6.8 Billion Face Purchase Price: $166.9 Million or 2.5¢ Month Since Charge-Off Face Value ($ in Billions) % of Total Face Purch. 0-6 Months $1.5 22% 7-12 Months $0.9 13% 13-18 Months $1.6 23% 19-24 Months $0.5 8% 25-36 Months $1.4 21% 37+ Months $0.8 12% Total $6.8 100%

Strong Collection Growth 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 Collections 17240000 18962000 21495000 25354000 33840000 35780000 38739000 40449000 47083000 46650000 49096000 CAGR 17248 18954 21495 25354 33840 35780 38739 40449 47083 46650 49046

Collection Innovation Drives Our Performance Improvements 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 Average # of Total Employees 527 525 524 567 569 557 558 597 628 670 711 Dollars Per Employee 10910 12040 13674 14899 19842 21412 23082 22584 25001 23200 23025 Average # of Collectors 338 339 357 404 408 399 394 426 446 475 509

Innovation Yields Multiple Strengths 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/2/2002 2/2/2002 3/2/2002 4/2/2002 5/2/2002 6/2/2002 7/2/2002 8/2/2002 9/2/2002 10/2/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 Collections from New Channels 0.26 0.32 0.32 0.28 0.44 0.35 0.37 0.37 0.42 0.45 0.51 0.56 0.47 0.51 0.54 0.57 0.58 0.55 0.55 0.61 0.6 0.66 0.57 0.63 0.62 0.61 0.64 0.61 0.67 0.62 0.62 0.64 0.68 Collections from General Outbound Collectors 0.74 0.68 0.68 0.72 0.56 0.65 0.63 0.63 0.58 0.55 0.49 0.44 0.53 0.49 0.46 0.43 0.42 0.45 0.45 0.39 0.4 0.34 0.43 0.37 0.38 0.39 0.36 0.39 0.33 0.38 0.38 0.36 0.32

Portfolio Performance Multiple of Purchase Price Collected 6 Months 0.85 12 Months 1.6 24 Months 2.5 *Average Multiple for All Portfolios at 6 Months, 12 Months, and 24 Months Respectively. $1.2 Billion $ 3.8 Billion $ 4.9 Billion Total Face Value 41 97 120 # of Portfolios

Portfolio Performance - Another View 1999 2000 2001 2002 2003 ECPG 1.6 3.7 2.7 1.7 0.6 North 45.9 46.9 45 43.9 Multiple of Purchase Price Collected by Year of Purchase

Expense Management 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 Operating Cash Flow 0.6 0.61 0.53 0.53 0.41 0.43 0.43 0.45 0.37 0.39 0.4 2002 233 692 2521 4054 2003 3790 3310 Cost Per Dollar Collected Has Decreased by 33% While Monthly Collections Have Grown by 285% Since the Beginning of 2001

Strong Financial Performance Resulting in a Return to Profitability 1Q 2Q 3Q 4Q 2001 -3743 -3880 -1045 -2197 2002 233 692 2521 4054 2003 3790 3309 3104 * Net Income Adjusted for Extraordinary Items.

Strong Financial Performance 12/31/2000 12/31/2001 12/31/2002 Sept 03 Actual Portfolio & Retained Interest 57.585 64.927 72.424 80.846 12/31/2000 12/31/2001 12/31/2002 Sept 03 Actual Portfolio Debt 31.221 43.938 37.248 35.442 12/31/2000 12/31/2001 12/31/2002 Sept 03 Actual Pro Forma Shareholders Equity 10.079 -2.358 19.542 33.548 63.5 12/31/2000 12/31/2001 12/31/2002 Sept 03 Actual Pro Forma Portfolio Debt 22.044 25.277 10.441 6.616 0

Drivers for Growth Core Business Growth Innovations and Analysis New Financing Validation of Remaining Value Model Profitable Investment of Cash

Experienced Management Team Name / Position Carl C. Gregory, III President & CEO Barry R. Barkley EVP & CFO J. Brandon Black EVP & COO Alison James SVP Robin R. Pruitt SVP John Treiman SVP & CIO Eric Von Dohlen, PhD VP Experience President and CEO; Former Chairman, President and CEO of West Capital EVP & CFO; Former CFO of West Capital; Former CFO and Board Member of Bank One, Texas, N.A; Former Controller of Great Western Financial Corp. EVP & COO; Former SVP of Operations of West Capital and First Data Resources; Former VP/Risk Operations of Capital One SVP, Human Resources; Former Director of Human Resources at Gateway, Inc. SVP, General Counsel and Secretary; Former VP and General Counsel of West Capital and ComStream Corp.; Former VP, Legal and General Counsel of Mitchell International, Inc. SVP & CIO; Former VP & CIO of West Capital; Former VP & CIO for Frederick's of Hollywood and The Welk Group VP and Chief Credit Risk Officer; Former VP of Decision Science for Associates Home Equity Division

Encore Capital Group, Inc. NASDAQ: ECPG February 18, 2004 Presentation to Roth Capital Partners' 16th Annual Growth Stock Conference